                        Supplement Dated April 30, 2007

                                     to the
                          Prospectus Dated May 1, 2005

       MetLife Income Security Plan(SM) Variable Income Annuity Contracts

                                   Issued by
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                            New York, New York 10166


This supplement updates certain information in the prospectus dated May 1, 2005, describing MetLife Income Security Plan(SM) group non-qualified and qualified immediate variable income annuity ("Income Annuity") contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. Please write or call MetLife Retirement & Savings -- MRVP P.O. Box 14660 Lexington, KY 40512-4660, telephone number 1-866-438-6477, if you need another copy of the Prospectus.



TABLE OF EXPENSES -- METLIFE INCOME SECURITY PLAN VARIABLE INCOME ANNUITIES



The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity or if you make withdrawals. The tables do not show premium and other taxes which may apply. There are no fees for the Flexible Fixed Payment Option or the Basic Fixed Payment Option.



CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................                   0% to 5%
  Withdrawal Processing Fee(1)..............................    $95 for each withdrawal
  Reallocation Fee..........................................       Current charge: None



(1) Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail in the Prospectus.



The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.



  Separate Account Charge (as a percentage of your average
     account value)(2)......................................    Maximum guaranteed charge: 1.25%



(2) Pursuant to the terms of the Contract, our total Separate Account Charge will not exceed 1.25% of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments for the Income Annuities. The rate that applies may be less than the maximum rate, as described in more detail in the Prospectus. If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account Charge if the level of distribution assistance is less than we anticipated.



    We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class A. More details concerning the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and the Met Investors Series Trust ("Met Investors Fund") expenses are contained in their respective prospectuses.



                                                              MINIMUM   MAXIMUM
TOTAL ANNUAL METROPOLITAN FUND AND MET INVESTORS FUND         -------   -------
Operating Expenses for the fiscal year ending December 31,
  2006 (expenses that are deducted from these Funds' assets
  include management fees, and other expenses)..............   0.30%     0.98%
After Waiver and/or Reimbursement of Expenses(3)............   0.29%     0.98%

(3) MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2008 for the following Portfolios in the percentage amounts specified below:



                       PORTFOLIO                          PERCENTAGE BEFORE WAIVER             PERCENTAGE AFTER WAIVER
                       ---------                          ------------------------             -----------------------
    MetLife Stock Index Portfolio                                                  0.25                                0.243
    T. Rowe Price Large Cap Growth Portfolio              0.65 of the first $50 million       0.635 of the first $50 million
                                                            0.60 of the excess over $50  0.60 of the excess over $50 million million
    MetLife Mid Cap Stock Index Portfolio                                          0.25                                0.243
    Loomis Sayles Small Cap Portfolio                    0.90 of the first $500 million       0.85 of the first $500 million
                                                           0.85 of the excess over $500         0.80 of the excess over $500
                                                                                million                              million
    Russell 2000(R) Portfolio                                                      0.25                                0.243
    Morgan Stanley EAFE(R) Portfolio                                               0.30                                0.293
    Lehman Brothers(R) Aggregate Bond Index                                        0.25                                0.244
      Portfolio
    BlackRock Bond Income Portfolio                        0.40 of the first $1 billion         0.40 of the first $1 billion
                                                            0.35 of the next $1 billion         0.325 of the next $1 billion
                                                            0.30 of the next $1 billion          0.30 of the next $1 billion
                                                     0.25 of the excess over $3 billion   0.25 of the excess over $3 billion



     The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.


METROPOLITAN FUND ANNUAL EXPENSES
                                                             B              A+B=C
                                              A        OTHER EXPENSES   TOTAL EXPENSES
FOR FISCAL YEAR ENDING DECEMBER 31, 2006  MANAGEMENT       BEFORE       BEFORE WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)      FEES      REIMBURSEMENT    REIMBURSEMENT
----------------------------------------  ----------   --------------   --------------
BlackRock Aggressive Growth
  Portfolio(11).....................       0.72          0.06             0.78
BlackRock Bond Income
  Portfolio(3)(6)(11)...............       0.39          0.07             0.46
BlackRock Diversified Portfolio(11)...     0.44          0.07             0.51
BlackRock Strategic Value
  Portfolio(11).....................       0.82          0.06             0.88
Davis Venture Value Portfolio.......       0.71          0.04             0.75
FI International Stock Portfolio(10)...    0.85          0.13             0.98
FI MidCap Opportunities(9)..........       0.68          0.06             0.74
Harris Oakmark Large Cap Value
  Portfolio.........................       0.72          0.06             0.78
Jennison Growth Portfolio(12).......       0.63          0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(3)......................       0.25          0.06             0.31
Loomis Sayles Small Cap Portfolio(3)...    0.90          0.07             0.97
MetLife Mid Cap Stock Index
  Portfolio(3)(4)...................       0.25          0.07             0.33
MetLife Stock Index Portfolio(3)....       0.25          0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(3)(15)..................       0.30          0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(14).....................       0.65          0.06             0.71
Oppenheimer Global Equity
  Portfolio(13).....................       0.53          0.09             0.62
Russell 2000(R) Index Portfolio(3)...      0.25          0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(3)......................       0.60          0.08             0.68
T. Rowe Price Small Cap Growth
  Portfolio.........................       0.51          0.07             0.58

METROPOLITAN FUND ANNUAL EXPENSES
                                                              C-D=E
                                                D         TOTAL EXPENSES
FOR FISCAL YEAR ENDING DECEMBER 31, 2006     WAIVER/      AFTER WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   REIMBURSEMENT   REIMBURSEMENT
----------------------------------------  -------------   --------------
BlackRock Aggressive Growth
  Portfolio(11).....................        0.00            0.78
BlackRock Bond Income
  Portfolio(3)(6)(11)...............        0.01            0.45
BlackRock Diversified Portfolio(11)...      0.00            0.51
BlackRock Strategic Value
  Portfolio(11).....................        0.00            0.88
Davis Venture Value Portfolio.......        0.00            0.75
FI International Stock Portfolio(10)...     0.00            0.98
FI MidCap Opportunities(9)..........        0.00            0.74
Harris Oakmark Large Cap Value
  Portfolio.........................        0.00            0.78
Jennison Growth Portfolio(12).......        0.00            0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(3)......................        0.01            0.30
Loomis Sayles Small Cap Portfolio(3)...     0.05            0.92
MetLife Mid Cap Stock Index
  Portfolio(3)(4)...................        0.01            0.32
MetLife Stock Index Portfolio(3)....        0.01            0.29
Morgan Stanley EAFE(R) Index
  Portfolio(3)(15)..................        0.01            0.44
Neuberger Berman Mid Cap Value
  Portfolio(14).....................        0.00            0.71
Oppenheimer Global Equity
  Portfolio(13).....................        0.00            0.62
Russell 2000(R) Index Portfolio(3)...       0.01            0.35
T. Rowe Price Large Cap Growth
  Portfolio(3)......................        0.00            0.68
T. Rowe Price Small Cap Growth
  Portfolio.........................        0.00            0.58

MET INVESTORS FUND ANNUAL EXPENSES
                                                             B              A+B=C
                                              A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006  MANAGEMENT       BEFORE       BEFORE WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)      FEES      REIMBURSEMENT    REIMBURSEMENT
----------------------------------------  ----------   --------------   --------------
BlackRock Large-Cap Core
  Portfolio(5)(11)(17)..............        0.63%          0.22%            0.85%
Lord Abbett Bond Debenture
  Portfolio(6)......................        0.50%          0.04%            0.54%

MET INVESTORS FUND ANNUAL EXPENSES
                                                              C-D=E
                                                D         TOTAL EXPENSES
for fiscal year ending December 31, 2006     WAIVER/      AFTER WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   REIMBURSEMENT   REIMBURSEMENT
----------------------------------------  -------------   --------------
BlackRock Large-Cap Core
  Portfolio(5)(11)(17)..............          0.00%           0.85%
Lord Abbett Bond Debenture
  Portfolio(6)......................          0.00%           0.54%



 (4) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses", which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.



 (5) BlackRock Investment Trust Portfolio of the Metropolitan Fund was renamed BlackRock Large Cap Portfolio on October 2, 2006. Prior to the opening of business on April 30, 2007, the BlackRock Large Cap Portfolio of the Metropolitan Fund was merged into the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.



 (6) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.



 (7) On January 1, 2003, Harris Associates L.P. became the sub-investment manager for State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.



 (8) On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.



 (9) Prior to the opening of business on May 3, 2004, the FI Mid Cap Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became the sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.



(10) On December 16, 2003, Fidelity Research & Management Company became the sub-investment manager for the Putnam International Stock Portfolio which changed its name to FI International Stock Portfolio.



(11) Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Bond Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Aggressive Growth Portfolio and the State Street Research Aurora Portfolio, which changed their names as shown in the following table:



              PRIOR PORTFOLIO NAME                          NEW PORTFOLIO NAME
              --------------------                          ------------------
State Street Research Aggressive Growth Portfolio  BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio             BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio        BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio        BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio   BlackRock Investment Trust Portfolio



(12) Prior to the opening of business on May 2, 2005, the Met/Putnam Voyager Portfolio of the Metropolitan Fund was merged into the Jennison Growth Portfolio of the Metropolitan Fund.



(13) On May 1, 2005, OppenheimerFunds, Inc. became the sub-investment manager for the Scudder Global Equity Portfolio which changed its name to Oppenheimer Global Equity Portfolio.



(14) The management fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.



(15) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses", which are fees and expenses attributable to underlying portfolio in which the Portfolio invested during the preceding fiscal year.



(16) Other Expenses have been restated to reflect the current Met Investors Fund fee schedule as if that schedule had applied to the Portfolio for the entire year.



(17) The management fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.



EXAMPLE



The following example is intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).



EXAMPLE: This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



- a maximum Separate Account charge of 1.25%;



- no allocation to the Basic Fixed Payment and Flexible Fixed Payment Options (as described later in this Prospectus);



- a maximum 5% sales load;



- no withdrawals were taken;



- you bear the minimum or maximum fees and expenses of any of the Portfolios without reimbursement and/or waiver of expenses;



- the underlying Portfolio has a 5% annual return each year;



- you are a 65 year old male at the beginning of year one;



- you purchased a Lifetime Income Annuity paying monthly benefits; and



- a constant 7% specified interest rate.



                                                                   1             3              5              10
                                                                  YEAR         YEARS          YEARS          YEARS
                                                                  ----         -----          -----          -----
Maximum.....................................................      $705         $1,071         $1,382         $1,935
Minimum.....................................................      $643         $  901         $1,123         $1,527



YOUR INVESTMENT CHOICES



THIS REPLACES THE ENTIRE SECTION STARTING AT PAGE 13 OF THE MAY 1, 2005 PROSPECTUS.



The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees.



The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). The investment divisions generally offer the opportunity for greater returns over the long term than our Basic Fixed Payment Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

YOUR INVESTMENT CHOICES



                   PORTFOLIOS                                       INVESTMENT OBJECTIVES
                   ----------                                       ---------------------
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing
                                                  in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit
                                                  investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of
                                                  capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity
                                                  for capital appreciation to produce a high total return
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard &
                                                  Poor's(R) Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard &
                                                  Poor's(R) 500 Composite Stock Price Index
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily,
                                                  dividend income
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth



Some of the investment choices may not be available under the terms of your Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:



- Your employer, association or other group contract holder limits the available investment divisions.



- We have restricted the available investment divisions.



The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.



The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.



The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund and Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



REALLOCATIONS



INSERT AT PAGE 25 OF MAY 1, 2005 PROSPECTUS. REPLACES ALL PARAGRAPHS STARTING AT "FREQUENT REQUESTS FROM CONTRACT OWNERS..." SENTENCE.



Frequent requests from Contract owners to reallocate Contract value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., BlackRock Strategic Value, FI International Stock, Morgan Stanley EAFE(R), Loomis Sayles Small Cap, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap and Lord Abbett Bond Debenture Portfolios -- the "Monitored Portfolios"), and we monitor reallocation activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation activity, such as examining the frequency and size of reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor reallocation activity to determine if, for each category of international, small-cap and high yield Portfolios, in a 12-month period there were, (1) six or more reallocations involving the given category; (2) cumulative gross reallocations involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a reallocation in followed by a reallocation out within the next seven calendar days or a reallocation out followed by a reallocation in with the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation restrictions being applied to deter market timing. Currently, when we detect reallocation activity in the Monitored Portfolios that exceeds our current reallocation limits, or other reallocation activity that we believe may be harmful to other Contract owners or other persons who have an interest in the Contracts, we require all future reallocation requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



The detection and deterrence of harmful reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation limits. Our ability to detect and/or restrict such reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.



In addition, Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If an Portfolio believes that an omnibus order reflects one or more reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation privilege at any time. We also reserve the right to defer or restrict the reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.



WHO SELLS THE INCOME ANNUITY



REPLACES ENTIRE SECTION STARTING AT PAGE 36 OF MAY 1, 2005 PROSPECTUS.



On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



The Contracts are no longer offered for sale. Contracts were sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Contracts. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Contracts. MSI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is also a member of the NASD.


LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


          THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT
               PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC.
                   AND THE MET INVESTORS SERIES TRUST, WHICH
                CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE

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